                                                                  Exhibit 99.6

                                                     Monthly Operating Report

 CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS

 CASE  NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96

 JUDGE:  Barbara J. Houser


                    UNITED STATES BANKRUPTCY COURT

                      NORTHERN DISTRICT OF TEXAS

                            SIXTH DIVISION

                       MONTHLY OPERATING REPORT

                      MONTH ENDING: MAY 31, 2001


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.




 RESPONSIBLE  PARTY:

 /s/ Drew Keith                                                          Chief Financial Officer
--------------------------------------------                        ----------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                       TITLE

 Drew Keith                                                                     6/20/2001
--------------------------------------------                        -----------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                                 DATE

 PREPARER:

 /s/ Jessica L. Wilson                                                  Chief Accounting Officer
--------------------------------------------                        -----------------------------------
 ORIGINAL  SIGNATURE  OF  PREPARER                                           TITLE

 Jessica L. Wilson                                                          6/20/2001
--------------------------------------------                        -----------------------------------
 PRINTED NAME OF PREPARER                                                      DATE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Monthly Operating Report

------------------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                                                   ACCRUAL BASIS-1
------------------------------------------------------------

------------------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                                                  02/13/95, RWD, 2/96
------------------------------------------------------------


------------------------------------------------------------

COMPARATIVE  BALANCE  SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                    MONTH                   MONTH              MONTH
                                                               --------------------------------------------------------------------
ASSETS                                      AMOUNT                  April 2001                May 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED  CASH                        $299,835                   $456,732                $235,491                 $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED  CASH                                $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL  CASH                               $299,835                   $456,732                $235,491                 $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS  RECEIVABLE  (NET)               $569,077                   $494,123                $467,956                 $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                               $4,135,448                 $4,448,362              $4,561,681                 $0
-----------------------------------------------------------------------------------------------------------------------------------
6.        NOTES  RECEIVABLE                               $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID  EXPENSES                               $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
8.        OTHER  (ATTACH  LIST)                      $30,000                  ($856,459)              ($670,061)                $0
-----------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL  CURRENT  ASSETS                  $5,034,360                 $4,542,758              $4,595,067                 $0
-----------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY,  PLANT  &  EQUIPMENT            $474,012                   $604,429                $612,929                 $0
-----------------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                        $0                   $143,035                $147,306                 $0
-----------------------------------------------------------------------------------------------------------------------------------
12.       NET  PROPERTY,  PLANT  &
          EQUIPMENT                                 $474,012                   $461,394                $465,623                 $0
-----------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                               $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                    $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                             $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                            $5,508,372                 $5,004,152              $5,060,690                 $0
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS  PAYABLE                                                     $55,032                 $27,126                 $0
-----------------------------------------------------------------------------------------------------------------------------------
18.       TAXES  PAYABLE                                                         $7,858                  $7,858                 $0
-----------------------------------------------------------------------------------------------------------------------------------
19.       NOTES  PAYABLE                                                             $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL  FEES                                                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
21.       SECURED  DEBT                                                              $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
22.       OTHER  (ATTACH  LIST)                                                     $10                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL  POSTPETITION
          LIABILITIES                                                           $62,900                 $34,984                 $0
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24.       SECURED  DEBT                                   $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY  DEBT                             $28,268                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED  DEBT                           $493,554                   $522,197                $522,197                 $0
-----------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                             $0                         $0                      $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL  PREPETITION  LIABILITIES           $521,822                   $522,197                $522,197                 $0
-----------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                         $521,822                   $585,097                $557,181                 $0
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION  OWNERS'  EQUITY                                       $3,790,619              $3,790,619                 $0
-----------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                                   $628,436                $712,890                 $0
-----------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL  EQUITY                                   $0                 $4,419,055              $4,503,509                 $0
-----------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                           $521,822                 $5,004,152              $5,060,690                 $0
-----------------------------------------------------------------------------------------------------------------------------------



===================================================================================================================================
                                                                                                        Monthly Operating Report

-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME: OK Turbines, Inc.                                                                                 ACCRUAL BASIS-2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASE NUMBER: 400-42146-BJH-11                                                                          02/13/95, RWD, 2/96
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                          MONTH                 MONTH                    MONTH
                                                     ---------------------------------------------------------------       QUARTER
REVENUES                                                April 2001             May 2001                                     TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                   $423,842              $302,341                    $0              $726,183
-----------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                              $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                      $423,842              $302,341                    $0              $726,183
-----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                         $167,285              $128,335                    $0              $295,620
-----------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                      $45,677               $42,912                    $0               $88,589
-----------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                    $8,552                $5,720                    $0               $14,272
-----------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                         $221,514              $176,967                    $0              $398,481
-----------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                     $202,328              $125,374                    $0              $327,702
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                       $4,615                $4,615                    $0                $9,230
-----------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                  $960                  $297                    $0                $1,257
-----------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                          $20,465               $28,674                    $0               $49,139
-----------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                       $3,429                $2,264                    $0                $5,693
-----------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                    $0                  $798                    $0                  $798
-----------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                          $29,469               $36,648                    $0               $66,117
-----------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                 $172,859               $88,726                    $0              $261,585
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                       $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                      $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                       $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                             $4,273                $4,273                    $0                $8,546
-----------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                           $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                    $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                        $4,273                $4,273                    $0                $8,546
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                      $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                      $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                    $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                          $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                             $0                    $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                $168,586               $84,453                    $0              $253,039
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Monthly Operating Report
-----------------------------------------
CASE  NAME: OK Turbines, Inc.                     ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE  NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                  MONTH                   MONTH
CASH RECEIPTS AND                                 --------------------------------------------------------------       QUARTER
DISBURSEMENTS                                         April 2001             May 2001                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                      $151,950              $456,732                   $0             $151,950
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                            $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                       $2,000               $1,500                   $0               $3,500
-----------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                    $541,090             $332,127                   $0             $873,217
-----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                        $543,090             $333,627                   $0             $876,717
-----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)                        $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                                        $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                               $1,631               $4,666                   $0               $6,297
-----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                      $1,631               $4,666                   $0               $6,297
-----------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                                  $544,721             $338,293                   $0             $883,014
-----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                            $696,671             $795,025                   $0           $1,034,964
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                      $48,425              $46,065                   $0              $94,490
-----------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                $3,674               $3,494                   $0               $7,168
-----------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                         $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
15.     SECURED/RENTAL/LEASES                             $2,948               $2,266                   $0               $5,214
-----------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                         $2,492               $2,781                   $0               $5,273
-----------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                             $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                              $71,271             $241,798                   $0             $313,069
-----------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                                  $1,258                 $109                   $0               $1,367
-----------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                              $334                 $343                   $0                 $677
-----------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                       $388                 $195                   $0                 $583
-----------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                            $38,270              $29,150                   $0              $67,420
-----------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                          $2,487               $3,959                   $0               $6,446
-----------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                         $575                 $848                   $0               $1,423
-----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                              $62,817             $228,526                   $0             $291,343
-----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                   $234,939             $559,534                   $0             $794,473
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                                     $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                                 $5,000                   $0                   $0               $5,000
-----------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                                   $0                   $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                     $5,000                   $0                   $0               $5,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                     $239,939             $559,534                   $0             $799,473
-----------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                   $304,782            ($221,241)                  $0              $83,541
-----------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                             $456,732             $235,491                   $0             $235,491
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

----------------------------------------------
CASE  NAME: OK Turbines, Inc.                       ACCRUAL BASIS-4
----------------------------------------------

----------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                     SCHEDULE         MONTH         MONTH         MONTH
                                                                   -------------------------------------
ACCOUNTS  RECEIVABLE  AGING                           AMOUNT       April 2001      May 2001
--------------------------------------------------------------------------------------------------------

1.        0-30                                                       $257,570      $230,520          $0
--------------------------------------------------------------------------------------------------------
2.        31-60                                                       $73,047       $54,544          $0
--------------------------------------------------------------------------------------------------------
3.        61-90                                                       $16,680       $41,242          $0
--------------------------------------------------------------------------------------------------------
4.        91+                                                        $146,826      $141,650          $0
--------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE                      $0        $494,123      $467,956          $0
--------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                $0            $0          $0
--------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                      $0        $494,123      $467,956          $0
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                          MONTH:      May 2001
                                                                             --------------------------
-------------------------------------------------------------------------------------------------------
                                              0-30        31-60        61-90        91+
TAXES  PAYABLE                                DAYS        DAYS         DAYS        DAYS        TOTAL
-------------------------------------------------------------------------------------------------------
1.        FEDERAL                               $0         $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
2.        STATE                             $7,858         $0              $0            $0      $7,858
-------------------------------------------------------------------------------------------------------
3.        LOCAL                                 $0         $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                   $0         $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE             $7,858         $0              $0            $0      $7,858
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE                $27,126         $0              $0            $0     $27,126
-------------------------------------------------------------------------------------------------------


------------------------------------------
STATUS  OF  POSTPETITION  TAXES                                        MONTH:      May 2001
                                                                             --------------------------
-------------------------------------------------------------------------------------------------------
                                                    BEGINNING     AMOUNT                      ENDING
                                                       TAX       WITHHELD           AMOUNT     TAX
FEDERAL                                             LIABILITY* AND/0R ACCRUED        PAID    LIABILITY
-------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                    $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                  $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                  $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                     $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
5.        INCOME                                           $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                              $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                            $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                      $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
9.        SALES                                            $0          $7,858            $0      $7,858
-------------------------------------------------------------------------------------------------------
10.       EXCISE                                           $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                     $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
12.       REAL  PROPERTY                                   $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
13.       PERSONAL  PROPERTY                               $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                              $0              $0            $0          $0
-------------------------------------------------------------------------------------------------------
15.       TOTAL  STATE  &  LOCAL                           $0          $7,858            $0      $7,858
-------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                                     $0          $7,858            $0      $7,858
-------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                     Monthly Operating Report
--------------------------------------------------
CASE  NAME: OK Turbines, Inc.                        ACCRUAL BASIS-5
--------------------------------------------------

--------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
--------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                               MONTH:      May 2001
                                                                      --------------------------------------------------------------
-------------------------------------------------
BANK  RECONCILIATIONS
                                                    Account #1            Account #2             Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                 Bank of America      Bank of America         Bank of America
---------------------------------------------------------------------------------------------------------------

B.           ACCOUNT  NUMBER:                       15819-20089          00127-09156             00129-09155          TOTAL
---------------------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                        Operating             Payroll                Operating
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                      $254,401                   $0                      $0          $254,401
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED                     $0                   $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                      $19,116                   $0                      $0           $19,116
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                                $0                   $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS            $235,285                 $0                     $0                     $235,285
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN             6408             Account closed         Account closed
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------
INVESTMENT ACCOUNTS

-------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF              TYPE OF                PURCHASE           CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                      PURCHASE             INSTRUMENT                PRICE             VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
CASH

-------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                      $206
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                     $235,491
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Monthly Operating Report

------------------------------------------------------------------------------
CASE NAME: OK Turbines, Inc.                                                                          ACCRUAL BASIS-6
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                                     02/13/95, RWD, 2/96
------------------------------------------------------------------------------

                                                                              MONTH:               May 2001

------------------------------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN
SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS
TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE,
HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------
                                             INSIDERS
---------------------------------------------------------------------------------------------------
                                  TYPE OF                  AMOUNT             TOTAL PAID
           NAME                   PAYMENT                   PAID               TO DATE
---------------------------------------------------------------------------------------------------
1.     GREGG NIMMO              Reimbursment                $697               $26,137
---------------------------------------------------------------------------------------------------
2.     GREGG NIMMO              Salary                    $4,615               $84,519
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                        $5,312              $110,656
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                                           TOTAL
                          ORDER AUTHORIZING           AMOUNT               AMOUNT            TOTAL PAID           INCURRED
           NAME                PAYMENT               APPROVED               PAID               TO DATE           & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.      N/A
------------------------------------------------------------------------------------------------------------------------------------
2.      N/A
------------------------------------------------------------------------------------------------------------------------------------
3.      N/A
------------------------------------------------------------------------------------------------------------------------------------
4.      N/A
------------------------------------------------------------------------------------------------------------------------------------
5.      N/A
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                $0                   $0                    $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

-----------------------------------------------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                               PAYMENTS              DURING              UNPAID
                    NAME OF CREDITOR                              DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.     City of Hollister - Building Rent                        $2,395               $1,534                  $0
-----------------------------------------------------------------------------------------------------------------------
2.     Other                                                    various                $731                  $0
-----------------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                    $2,395               $2,265                  $0
-----------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report
--------------------------------------
CASE NANE: OK Turbines, Inc.                 ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95,RWD,2/96
--------------------------------------
                                                 Month: May: 2001
                                                        -----------

---------------------------------------------------
QUESTIONNAIRE
---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YES                NO
----------------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                             X
----------------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                           X
----------------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                           X
----------------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                     X
----------------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                     X
----------------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                       X
----------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                                X
----------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                  X
----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YES                NO
----------------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                       X
----------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                         X
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3.      PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                          PAYMENT AMOUNT
              POLICY                            CARRIER                         PERIOD COVERED                   & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
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---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
CASE  NAME: OK Turbines, Inc.                                                        FOOTNOTES SUPPLEMENT
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                                           ACCRUAL BASIS
-----------------------------------------------------------------------------

                                                                   MONTH:                  May 2001
                                                                             -------------------------------------


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   ACCRUAL BASIS                LINE
    FORM NUMBER                NUMBER                          FOOTNOTE / EXPLANATION
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           3                       12            All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
------------------------------------------------------------------------------------------------------------------
                                   13            42142) and allocated to the Company. Related payroll
------------------------------------------------------------------------------------------------------------------
                                                 taxes are disbursed out of and reported at KH Charters.
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           6                                     All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
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           7                                     All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
------------------------------------------------------------------------------------------------------------------

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

CASE  NAME: OK Turbines, Inc.

CASE  NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                    May 2001


8.    OTHER  (ATTACH  LIST)                    $       (670,061)  Reported
                                             --------------------
           Intercompany Receivables                     (729,806)
           Security Deposit                               59,745
                                             --------------------
                                                        (670,061) Detail
                                             --------------------
                                                             -    Difference





ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                              $ 4,666  Reported
                                             --------------------
           Refunds                                         4,666  Detail
                                             --------------------
                                                             -    Difference



25.   OTHER  (ATTACH  LIST)                              228,526  Reported
                                             --------------------
           Freight                                         9,361
           Fuel                                            1,561
           Licenses and Fees                                 395
           Training                                          475
           Outside Services                                1,478
           Petty Cash                                        120
           Equipment purchase                              8,500
           Bank Fee                                          -
           Refunds                                         1,860
           NSF Check                                       1,142
           Subscription                                    3,634
           Transfer to KH Charters                       200,000
                                             --------------------
                                                         228,526  Detail
                                             --------------------
                                                             -    Difference